Exhibit 10.30

                                 PROMISSORY NOTE

$65,000                                                       August 29, 2003
                                                              New York, New York

         WHEREAS, CGT Management Ltd., a company organized and existing under the laws of Bermuda (the "Payee"), desires to invest a portion of its passive assets in a fixed income instrument; and

         WHEREAS, Trend Mining Company ("Payor"), a Delaware corporation with its principal business address at 4881 East Shoreline Drive, Post Falls, Idaho 83854, desires to borrow and Payee desires to lend, the principal amount of $65,000, which loan shall be evidenced by this Promissory Note;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Payor and the Payee agree as follows:

         FOR VALUE RECEIVED, Payor hereby unconditionally promises to pay Payee, in immediately available funds, the principal amount of Sixty-Five Thousand United States Dollars ($65,000), plus any accrued and unpaid interest thereon, on November 27, 2003 (the "Maturity Date"). The Payor further promises to pay interest on the unpaid outstanding principal amount of this Promissory Note at the rate of 10% per annum. In no event shall the interest payable hereunder exceed the maximum amount permitted under applicable law.

         If any payment under this Promissory Note becomes due and payable on a Saturday, Sunday or legal holiday, or on any other day on which banking institutions in the State of New York are closed, the due date of such payment shall be extended to the next business day.

         1. Optional Prepayments. The Payor shall have the right to prepay the outstanding amount of principal and interest hereunder, in whole or in part, at any time or from time to time, without penalty or premium, and any such prepayments shall be applied to interest first and then to principal.

         2. Events of Default; Acceleration.

                  (a) The following events shall constitute "Events of Default" hereunder:

                           (i) A breach by the Payor of any of its
                  representations, warranties, covenants or agreements made in this Promissory Note; or

                           (ii) If proceedings under any bankruptcy or
                  insolvency law are commenced by the Payor, or if proceedings under any bankruptcy or insolvency law are commenced against the Payor and such proceedings are not dismissed within 30 days of commencement thereof, or if a general assignment for the benefit of creditors of the Payor is made or if a trustee or receiver of the Payor's property is appointed.

                  (b) Upon the occurrence of an Event of Default, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Payee (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Payee and in the Payee's sole discretion, the Payee may, upon written notice to the Payor, declare the unpaid principal amount of this Promissory Note, accrued interest thereon and all other amounts payable under this Promissory Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Payee may immediately, and without expiration of any further period of grace, enforce any and all of the Payee's rights and remedies provided herein or any other rights or remedies afforded by law; provided, however, that in the case of an Event of Default described in Section 2(a)(ii) above, then the unpaid principal amount of this Promissory Note, any accrued interest thereon and other amounts payable under this Promissory Note shall be immediately due and payable without any notice or other action by the Payee.

         3. Representations. The Payor represents and warrants to the Payee that the Payor has full power, authority and legal right to make this Promissory Note and that this Promissory Note has been duly authorized, executed and delivered by the Payor and constitutes the legal, valid and binding obligation of the Payor, enforceable against the Payor in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency or other similar laws affecting creditors' rights and remedies generally or by the application of general principals of equity.

         4. Expenses. The Payor agrees to pay to the Payee on demand all costs, expenses, and charges, including reasonable attorneys' fees and expenses, incurred by the Payee in connection with the enforcement and collection of this Promissory Note and the prosecution of any rights of the Payee pursuant to this Promissory Note. The provisions of this Section 4 shall survive the payment of monies due hereunder.

         5. Governing Law and Jurisdiction. This Promissory Note and the rights and obligations of the Payor and the Payee shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof. For purposes of any proceeding involving this Promissory Note or any of the obligations of the Payor, the Payor hereby submits to the non-exclusive jurisdiction of any federal or state court sitting in the Southern District of New York, and the Payor hereby waives, to the fullest extent permitted by law, any objection to or defense based upon the venue of any such court or based upon forum non conveniens.

         6. Notice. Notice or demand under this Promissory Note shall be in writing and shall be deemed to have been duly made and received (i) when personally served (ii) five days after the date sent by certified mail, postage prepaid, return receipt requested, or (iii) when delivered by Federal Express or a similar overnight courier service, expenses prepaid, addressed to the Payor.

         7. Miscellaneous.

                  (a) This Promissory Note may be modified or canceled only by the written agreement of the Payor and the Payee. No failure or delay on the part of the Payee in exercising any of its rights nor any partial or single exercise of its rights shall constitute a waiver thereof or of any other right, and no waiver on the part of the Payee of any of its rights shall constitute a waiver of any other right. No waiver by the Payee of any of its rights hereunder shall be effective unless the same shall be in writing signed by the Payee. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  (b) The provisions of this Promissory Note are intended to be severable. If for any reason any provisions of this Promissory Note shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions thereof in any jurisdiction.

                  (c) This Promissory Note shall be binding on the Payor and its successors and assigns and shall inure to the benefit of the Payee and its successors and assignors, except that the Payor may not delegate any of its obligations hereunder without the prior written consent of the Payee.

                  (d) The headings appearing in this Promissory Note are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Promissory Note or any of the provisions hereof.

         IN WITNESS WHEREOF, the Payor has caused this Promissory Note to be executed by its duly authorized officer as of the date first written above.

                                                 TREND MINING COMPANY

                                                 By:/s/ John P. Ryan
                                                 Name: John P. Ryan
                                                 Title: C.F.O. & Director



/s/ Kurt Hoffman
Witness



/s/ ____________________
Witness


                                      -3-